Exhibit 32.2

CERTIFICATION OF EXECUTIVE VICE PRESIDENT, AND CHIEF FINANICAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles J. Mallon, Executive Vice President, Finance and Chief Financial Officer of New Horizons Worldwide, Inc. (the “Company”), hereby certify that, to my knowledge,:

(1) The Company’s report on Form 10-Q for the quarter ended March 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles J. Mallon
Name: Charles J. Mallon
Title: Executive Vice President and Chief Financial Officer

May 13, 2008